                                                                 EXHIBIT 10.29.1

                                        ----------------------------------------
                                        PORTIONS DENOTED WITH [***] HAVE BEEN
                                        OMITTED AND FILED SEPARATELY WITH THE
                                        SECURITIES AND EXCHANGE COMMISSION
                                        PURSUANT TO A REQUEST FOR CONFIDENTIAL
                                        TREATMENT.
                                        ----------------------------------------

                  AMENDMENT NO. 1 TO VOLUME PURCHASE AGREEMENT

     This Amendment No. 1 to the Volume Purchase Agreement (this "AMENDMENT") is dated as of July 22, 2005 (the "EFFECTIVE DATE"), and is made by and between Komag USA (Malaysia) Sdn., a Malaysia unlimited liability company ("KOMAG"), Komag, Incorporated, a Delaware Corporation ("KOMAG INC."), and Western Digital Technologies, Inc., a Delaware corporation ("WDC").

                                    RECITALS

     A. WDC, Komag and Komag Inc. previously executed a Volume Purchase Agreement (the "VPA") effective as of June 6, 2005.

     B. WDC, Komag and Komag Inc. now desire to amend the Agreement in the manner and upon the terms and conditions hereinafter provided in this Amendment.

     NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties executing this Amendment hereby agree as follows:

                                    AGREEMENT

     1. DEFINED TERMS. Capitalized terms not defined herein shall have the meanings set forth in the VPA.

     2. TERM. Section 9.1 of the VPA is hereby deleted in its entirety and replaced with the following:

          9.1 Term. The term of this VPA shall be for eighteen (18) months from the date the New Capacity is producing Product at full capacity, including capacity and volumes added pursuant to Amendment No.1 to the VPA (the "Initial Term"). The Initial Term is currently expected to begin [***]. The term of the VPA shall automatically be extended for an additional twelve
     (12) months beyond the Initial Term (the "Second Term") unless either party gives written notice to the other party no later than six (6) months prior to the end of the Initial Term that it does not want to extend the term of the VPA for the Second Term. In the event one party gives such notice of its desire not to extend, then unless the parties mutually agree otherwise, the VPA shall automatically be extended for an additional six (6) months beyond the Initial Term and then terminate automatically at the end of the additional six- (6)-month period.

     3. EXHIBIT B. The second page of Exhibit B of the VPA is hereby deleted in its entirety and replaced with Exhibit B attached hereto.

     4. EXHIBIT D. Exhibit D of the VPA is hereby deleted in its entirety and replaced with Exhibit D attached hereto.

     5. EXHIBIT F. Exhibit F of the VPA is hereby deleted in its entirety and replaced with Exhibit F attached hereto.

     6. MISCELLANEOUS.

     a.   The references to "Section 6.5.4" in Section 4.3.3.4 of the VPA and
          Section 9.2 of the VPA are hereby deleted and replaced with "Section 6.7".

     b. The reference to "Komag" in the last paragraph of Section 6.7 of the VPA is hereby deleted and replaced with "Komag Inc."

     c. The reference to "Section 8.4" in Section 8.6.5 of the VPA is hereby deleted and replaced with "Section 8.6".

     7. RATIFICATION OF VPA. In the event of an inconsistency between the terms of this Amendment and the terms of the VPA, the terms of this Amendment shall control. Except as amended hereby, the VPA is ratified, approved and confirmed and shall remain in full force and effect in accordance with its terms without modification.

     8. CONFIDENTIALITY. Each party agrees that the terms and conditions, but not the existence, of this Amendment will be treated as the other's Confidential Information subject to Section 11 of the VPA.

     9. ENTIRE AGREEMENT. The VPA, Exhibits, and specific Purchase Orders and Pull Requests and this Amendment No. 1 set forth the complete agreement between the parties regarding their subject matter and replace all prior or contemporaneous communications, understandings or agreements, written or oral, about this subject.

     10. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which will be considered one and the same instrument. A photocopy of a signature or a facsimile of a signature shall be as valid as an original.

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Volume Purchase Agreement to be signed and accepted by their duly authorized representatives, effective as of the Effective Date.

Western Digital Technologies, Inc.,       Komag USA (Malaysia) Sdn.
a Delaware corporation.                   a Malaysian corporation


By: /s/ Marty Finkbeiner                  By: /s/ Kheng Huat Oung
    -----------------------------------       ----------------------------------
Name: Marty Finkbeiner                    Name: Kheng Huat Oung
Title: Senior Vice President, Materials   Title: Managing Director


Komag Incorporated
a Delaware corporation


By: /s/ Ray L. Martin
    -----------------------------------
Name: Ray L. Martin
Title: Executive Vice President,
       Customer Sales & Service

                                        ----------------------------------------
                                        PORTIONS DENOTED WITH [***] HAVE BEEN
                                        OMITTED AND FILED SEPARATELY WITH THE
                                        SECURITIES AND EXCHANGE COMMISSION
                                        PURSUANT TO A REQUEST FOR CONFIDENTIAL
                                        TREATMENT.
                                        ----------------------------------------

                                    EXHIBIT B

                                     PRICES

ADDITIONAL PAYMENT TERMS

     WDC shall make [***]payments to Komag Inc. in accordance with the schedule set forth below [***] to be applied against [***] purchases of Product in accordance with this Exhibit as set forth below:

     [***]

     [***]Payment [***] shall be made subject to [***] EXHIBIT D. [***]. The parties acknowledge that the [***] has already been paid and received. [***]Payment [***] shall be repaid by Komag, Inc. to WDC solely in accordance with [***] Section 6.7 and 4.3.3 of the VPA.

     The parties agree that it is their mutual intent that [***]Payment [***] be used by the Komag Group solely for manufacturing and operations in connection with the [***], and not for the Komag Group's general working capital purposes.

     Starting no earlier than the first date that first production comes off the [***], and no later than [***], Komag Inc. shall make payments monthly to WDC equal to [***] for each Unit invoiced during the fiscal month, within 7 days after the fiscal month-end (regardless of whether such Unit was a result of [***] or previously existing capacity) (the "PER UNIT OFFSET") [***], then the remainder of the [***] shall become due and payable to WDC at the end of the Initial Term, and Komag Inc. shall make such payment in a reasonable period of time not to exceed 15 Days.

     Notwithstanding the foregoing, in the event WDC makes payment to Komag in accordance with Section 6.5 of the VPA for Units invoiced during [***], then the monthly payment by Komag Inc. to WDC referenced in the previous paragraph shall increase [***].

                                        ----------------------------------------
                                        PORTIONS DENOTED WITH [***] HAVE BEEN
                                        OMITTED AND FILED SEPARATELY WITH THE
                                        SECURITIES AND EXCHANGE COMMISSION
                                        PURSUANT TO A REQUEST FOR CONFIDENTIAL
                                        TREATMENT.
                                        ----------------------------------------

                                    EXHIBIT D

                               PROGRESS MILESTONES

                                      [***]

                                        ----------------------------------------
                                        PORTIONS DENOTED WITH [***] HAVE BEEN
                                        OMITTED AND FILED SEPARATELY WITH THE
                                        SECURITIES AND EXCHANGE COMMISSION
                                        PURSUANT TO A REQUEST FOR CONFIDENTIAL
                                        TREATMENT.
                                        ----------------------------------------

                                    EXHIBIT F

                                     VOLUMES

                          QUARTER                            VOLUME REQUIREMENT
                          -------                            ------------------
[***]Fiscal Quarter [***] (i.e., the quarter ending [***])       [***]Units

[***]Fiscal Quarter [***] (i.e., the quarter ending [***])       [***]Units

[***]Fiscal Quarter [***] (i.e., the quarter ending [***])       [***]Units

[***]Fiscal Quarter [***] (i.e., the quarter ending [***])       [***]Units

Each WDC Fiscal Quarter following the [***]Fiscal Quarter        [***]Units
[***] (i.e., each quarter after the quarter ending [***])
for the term of this VPA.